                             SCHEDULE 14A
                            (Rule 14a-101)

                INFORMATION REQUIRED IN PROXY STATEMENT
                       SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant [ X ]  File No. 0-14703
Filed by a party other than the registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[   ] Definitive proxy statement
[ X ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NBT BANCORP INC.
      ----------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

                          KATHLEEN A. CALISHER
      ----------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box)
[ X ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transactions applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

[ X ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and indentify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:  $125

  (2) Form, schedule or registration statement no.:  Preliminary Proxy
      Statement

  (3) Filing party:  Lawrence S. Lese

  (4) Date filed:  02/21/95

                             NBT BANCORP INC.
                         Norwich, New York  13815
                               607/337-6000

                               March 17, 1995



Dear Stockholder:

We enclose a new proxy card with respect to the 1995 annual meeting scheduled for April 22, 1995. The purpose of the new proxy is twofold: to substitute Mr. John Huhtala for Mr. William Dudley as one of the proxies to vote your shares at the meeting if you choose to vote by proxy; and to correct an error on the voting side of the card. With regard to the first change, please be advised that Mr. Dudley has requested that we appoint another representative as proxy. With regard to the second change, on the old proxy card the caption for the second row of boxes with respect to proposals 2,3, and 4 was labeled "withhold"; it should have been labeled "against."

We recommend that you mark, sign, date and return the enclosed proxy card in the enclosed self-addressed envelope. By executing the enclosed card, you will automatically revoke any earlier-executed and returned card.

If you have previously executed and returned a proxy card and fail to execute and return the enclosed card, your shares will be voted at the meeting as you have previously instructed, and any votes indicated in the "withhold" column with respect to proposals 2,3, and 4 will be voted as "against" at the meeting.

We urge you to mark, sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person.

                               Sincerely,



                               Daryl R. Forsythe
                               President and Chief Executive Officer




                               Richard I. Linhart
                               Vice President, Chief Financial Officer
                               and Treasurer

             [APPENDIX]
             [FORM OF PROXY]

             PROXY FOR 1995 ANNUAL MEETING OF NBT BANCORP INC.

             This Proxy is Solicited by the Board of Directors

KNOWN ALL MEN BY THESE PRESENTS that I (we), the undersigned
Stockholder(s) of NBT Bancorp Inc. (the "Company"), do hereby nominate,
constitute and appoint     John R. Huhtala      and Josephine F. Johnson or
any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution, for me and in my name, place and stead to vote all the Common Stock of said Company, standing in my name on its books March 3, 1995, at the Annual Meeting of its Stockholders to be held at Norwich Senior High School, Midland Drive, Norwich, New York 13815 on April 22, 1995, at 11:00 a.m., or at any adjournments thereof, with all the powers the undersigned would possess if personally present.

This Proxy, when properly executed, will be voted as directed below.
In the absence of any direction, the shares represented hereby shall be voted to fix the number of Directors at six, for the election of the nominees listed, for the increase in the number of authorized shares of common stock and preferred stock, for ratification of the independent public accountants, and against the shareholder proposal regarding executive compensation.

Comments/Address Changes:___________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________

[continued and to be signed and dated on reverse side]

          Please mark your
[   X   ] votes as in this
          example.

                             FOR ALL   WITHHOLD FROM ALL
                             NOMINEES     NOMINEES
1)  Election of Directors.                          For terms expiring in 1998:
    Fix the number of       [       ]    [       ]    Daryl R. Forsythe
    Directors at six and                              Everett A. Gilmour
    the election of the
    nominees listed at right:                       For terms expiring in 1997:
                                                      Andrew S. Kowalczyk, Jr.
                                                      John C. Mitchell

If you do not wish your shares voted "FOR" a        The Board of Directors
particular nominee, draw a line through that          recommends a vote FOR
person's name at the right.                           the Nominees.

2)  Approval to increase the number of authorized             FOR       AGAINST      ABSTAIN
    shares of common stock to 12,500,000 and autho-
    rized shares of preferred stock to 2,500,000.           [      ]    [      ]     [      ]
    The Board of Directors recommends a vote FOR the
    increase of authorized shares.

3)  Approval of the appointment of KPMG Peat
    Marwick as Auditor of the Company for 1995.
    The Board of Directors recommends a vote for            [      ]    [      ]     [      ]
    APPROVAL.

4)  Shareholder proposal to institute a salary and
    compensation ceiling for the CEO of the Company.
    The Board of Directors recommends a vote AGAINST.       [      ]    [      ]     [      ]


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before such meeting or any adjournment or postponement thereof.


SIGNATURE(S) ______________________  DATE _______________  SIGNATURE(S) ______________________  DATE _______________

NOTE:  Please sign exactly as name appears hereon.  Each of the joint owners should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Mark box at right if comments or
address change have been noted on the        [       ]
reverse side of this card.